                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT

                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date:  February 26, 2001

(i)         Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                            $8,818,293.53
                            --------------
                          (  $ 0.0000882   , per $1,000 original principal amount of Class A-1 Notes)
                            --------------
(ii)        Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                             $0.00
                            --------------
                          (   $ -          , per $1,000 original principal amount of Class A-2 Notes)
                            --------------
(iii)       Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                            $1,602,796.77
                            --------------
                          (  $ 0.0000160   , per $1,000 original principal amount of Class A-1 Notes)
                            --------------
(iv)        Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                            $8,042,841.63
                            --------------
                          (  $ 0.0000179   , per $1,000 original principal amount of Class A-2 Notes)
                            --------------
(v)         Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
            (1)     Distributed to Class A-1 Noteholders:
                             $0.00
                            --------------
                          (   $ -          , per $1,000 original principal amount of Class A-1 Notes)
                            --------------

            (2)     Distributed to Class A-2 Noteholders:
                             $0.00
                            --------------
                          (   $ -          , per $1,000 original principal amount of Class A-2 Notes)
                            --------------
            (3)     Balance on Class A-1 Notes:
                             $0.00
                            --------------
                          (   $ -         , per $1,000 original principal amount of Class A-1 Notes)
                            --------------
            (4)     Balance on Class A-2 Notes:
                             $0.00
                            --------------
                          (   $ -          , per $1,000 original principal amount of Class A-2 Notes)
                            --------------
(vi)        Payments made under the Cap Agreement on such date:                 February 23, 2001
                                                                  ---------------------------------------
                          (  $0.00         with respect to the Class A-1 Notes,
                            --------------
                          (  $0.00         with respect to the Class A-2 Notes;
                            --------------
                            and the total outstanding amount owed to the Cap Provider:      $0.00
                                                                                       ------------------
(vii)       Pool Balance at the end of the related Collection Period:    $496,102,863.22
                                                                      ------------------------------
(viii)      After giving effect to distributions on this Distribution Date:
            (a)     (1)     Outstanding principal amount of Class A-1 Notes:    $83,335,106.27
                                                                              ----------------------

                    (2)     Pool Factor for the Class A-1 Notes:   0.83335106
                                                                ----------------------
            (b)     (1)     Outstanding principal amount of Class A-2 Notes:   $450,000,000.00
                                                                             ------------------------
                    (2)     Pool Factor for the Class A-2 Notes:    1.00000000
                                                                ---------------------------

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

                                                                          Page 2
(ix)        Note Interest Rate for the Notes:
            (a)     In general
                    (1)     Three-Month Libor was
                            6.7506300%      for the period
                            ---------------
                    (2)     The Student Loan Rate was:        8.0190122%
                                                         -----------------------

            (b)     Note Interest Rate for the Class A-1 Notes:     6.8806300%              (Based on 3-Month LIBOR)
                                                                    ------------------------
            (c)     Note Interest Rate for the Class A-2 Notes:     7.0706300%              (Based on 3-Month LIBOR)
                                                                    ------------------------

(x)                 Amount of Master Servicing Fee for  related Collection Period:    $622,058.15
                                                                                      ----------------

                             $ 0.000006221  , per $1,000 original principal amount of Class A-1 Notes.
                            ---------------
                             $ 0.000001382  , per $1,000 original principal amount of Class A-2 Notes.
                            ---------------

(xi)                Amount of Administration Fee for related Collection Period:       $3,000.00
                                                                                   -------------------------
                             $ 0.000000030  , per $1,000 original principal amount of Class A-1 Notes.
                            ---------------
                             $ 0.000000007  , per $1,000 original principal amount of Class A-2 Notes.
                            ---------------

(xii)       (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:    $406,250.46
                                                                                                  -----------------
            (b)     Delinquent Contracts                   # Disb.          %         $ Amount               %
                                                           -------         ---        --------              ---
                    30-60 Days Delinquent                   1,678         5.04%      $ 16,734,992           5.66%
                    61-90 Days Delinquent                     339         1.02%      $  3,404,222           1.15%
                    91-120 Days Delinquent                    148         0.44%      $  1,667,461           0.56%
                    More than 120 Days Delinquent             231         0.69%      $  2,450,440           0.83%
                    Claims Filed Awaiting Payment             121         0.36%      $  1,428,672           0.48%
                                                       -----------     ---------    -------------        --------
                       TOTAL                                2,517          7.56%     $ 25,685,788           8.68%

            (c)     Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:     $    -
                                                                                                       ----------
            (d)     Reserve Account Balance                                                            $9,487,685
                                                                                                       ----------
                    Draw for this Distribution Date                                                    $    -
                                                                                                       ----------
                    Realized Loss Draw                                                                 $    -
                                                                                                       ----------
(xiii)      Amount in the Prefunding Account:       $27,929,896.97
                                               ---------------------------
(xiv)       Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                    Subsequent Pool Student Loans:        0.00
                                                  ------------------------
(xv)        Amount in the Pre-Funding Account at the end of the Funding period to be distributed:     $0.00
                                                                                                 -------------------
(xvi)       Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:        $121,984.51
                                                                                                 -------------------
(xvii)      Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:  0.00
                                                                                                             -------
(xviii)     Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
            to the Securities Guaranty Insurance Policy:      0.00
                                                        -----------------
(xix)       The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:   $55,995.26
                                                                                          ---------------
            The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:       0.00
                                                                                          ---------------
            The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:         $0.00
                                                                                          ---------------
            The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:          0.00
                                                                                          ---------------
            and the amount of any Termination Pymt either paid by or made to the Trust on       0.00
            such Distribution Date:                                                       ---------------

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